UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2019

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

001-35561

(Commission File Number)

55 Broadway, 19th Floor, New York, NY 10006

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Item 1.01 Entry Into a Definitive Material Agreement

On November 25, 2019 Ideanomics, Inc. (the “Company”) entered into a convertible note purchase agreement (the “Purchase Agreement”) and a convertible note (the “Note”) with Sun Seven Stars Investment Group Limited, a company organized under the laws of the British Virgin Islands (“SSSIG”), for a principal amount of $1,000,000 (the “Note”). The Note bears interest at 4%, matures on November 25, 2020, and is convertible into the Company’s common stock at a conversion price of $1.25 per share anytime at the option of SSSIG. On November 25, 2019 SSSIG delivered $1,000,000 to the Company under the Note. The Purchase Agreement contains customary representations, warranties and agreements by the Company.

The foregoing description of the Purchase Agremeent and the Note is not purported to be complete and is qualified in its entirety by reference to the complete text of the Agreement and the Note which the Company will file as an exhibit to its next Annual Report on Form 10-K as required.

As previously reported on a Form 8-k filed on October 3, 2019, respectively, the Company entered into a Securities Purchase Agreement, dated September 27, 2019 (“Convertible Note Agreement”) with ID Venturas pursuant to which ID Venturas purchased 10% Senior Secured Convertible Debentures (the “Debentures”) and common stock purchase warrants (the “Warrants”) and were granted additional investments rights to purchase up to an additional $2,500,000 of Debentures and Warrants (“Additional Investment Rights”). The Additional Investment Rights to purchase up to an additional $2,500,000 of Debentures and Warrants was set to expire on November 30, 2019. The Company has elected to extend the Additional Investment Rights for an additional 60 days.

Item 3.02. Unregistered Sales of Equity Securities.

The information pertaining to the sale of shares of the Common Stock discussed in Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

The Company issued the shares of its Common Stock in reliance on exemptions from registration provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and/or Regulation S under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: November 26, 2019	By:	/s/ Alfred Poor
Alfred Poor
Chief Executive Officer